                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent accountants we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement (Registration No. 333-74379).



                                                   /s/ ARTHUR ANDERSEN

                                          --------------------------------------

                                                     Arthur Andersen


London, England

May 5, 1999